                              STAGECOACH FUNDS(R)

                              CORPORATE STOCK FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about one of the funds in the Stagecoach Family of Funds -- the CORPORATE STOCK FUND (the "Fund").

  The Fund's investment objective is to approximate to the extent practicable the total rate of return of substantially all of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The Fund attempts to achieve this objective by investing in most of the common stocks which comprise that index.

  Please read this prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goals match your own.

  A Statement of Additional Information ("SAI"), dated May 1, 1995, for the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066 or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                          PROSPECTUS DATED MAY 1, 1995
               AS SUPPLEMENTED ON JUNE 23, 1995, AUGUST 24, 1995,
                      OCTOBER 18, 1995 AND JANUARY 2, 1996

                                                                      PROSPECTUS

  The Corporate Stock Fund is advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Wells Fargo Bank also serves as the Fund's transfer and dividend disbursing agent, and is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). Stephens Inc. ("Stephens") is the Fund's sponsor and administrator and serves as the distributor of the Fund's shares.

 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES TO THE FUND, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED WITH
         WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR FOR THE FUND.

SUPPLEMENT DATED JANUARY 2, 1996:

  Effective January 1, 1996, BZW Barclays Global Fund Advisors ("BGFA") replaced Wells Fargo Nikko Investment Advisors ("WFNIA") as sub-investment adviser to the Corporate Stock Fund (the "Fund") of Stagecoach Funds, Inc. BGFA was created by the reorganization of WFNIA with and into an affiliate of Wells Fargo Institutional Trust Company. N.A. ("WFITC"). Pursuant to a Sub-Advisory Contract with the Fund and subject to the overall supervision of Wells Fargo Bank, the investment adviser to the Fund, BGFA is responsible for the day-to-day portfolio management of the Fund. BGFA will continue to employ substantially the same personnel and will continue to use the computer-based investment model developed and previously used by WFNIA to determine the recommended mix of assets in the Fund's portfolio. BGFA is entitled to receive from Wells Fargo Bank as compensation for its sub-advisory services monthly fees at the annual rate of 0.08% of the average daily net assets of the Fund. BGFA is also entitled to receive from Wells Fargo Bank annual fees of $40,000 for its services to the Fund. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, CA 94105. As of January 1, 1996, BGFA and its affiliates provide investment advisory services for more than $220 billion of assets. As of January 1, 1996, Wells Fargo Bank provides investment advisory services for approximately $33 billion of assets.

  Effective January 1, 1996, WFITC, due to a change in control of its outstanding voting securities, became a wholly owned subsidiary of BZW Barclays Global Investors Holdings Inc. (formerly, The Nikko Building U.S.A. Inc.) and was renamed BZW Barclays Global Investors, N.A. ("BGI"). BGI currently acts as custodian to each Fund. BGFA is a subsidiary of BGI. BGI will not be entitled to receive compensation for its custodial services to the Fund so long as BGFA is entitled to receive fees for providing investment advisory services to the Fund. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105.

  The Fund's Prospectus and Statement of Additional Information are hereby amended accordingly.

PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       3

FINANCIAL HIGHLIGHTS                                                           5

HOW THE FUND WORKS                                                             7

THE FUND AND MANAGEMENT                                                        9

INVESTING IN THE FUND                                                         11

DIVIDENDS                                                                     17

HOW TO REDEEM SHARES                                                          17

ADDITIONAL SHAREHOLDER SERVICES                                               21

MANAGEMENT AND SERVICING FEES                                                 23

TAXES                                                                         26

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                                                                      PROSPECTUS

                               PROSPECTUS SUMMARY

  The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI.

Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The CORPORATE STOCK FUND'S investment objective is to approximate to the extent practicable the total rate of return of substantially all of the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index. The Fund attempts to achieve this objective by investing in most of the common stocks which comprise that index. See "How the Fund Works" and "Prospectus Appendix -- Additional Investment Policies."

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank is the Fund's investment adviser, and WFNIA serves as the sub-adviser to the Fund. Wells Fargo Bank provides the Fund with transfer agency and dividend disbursing agency services; WFITC provides the Fund with custodial services. In addition, Wells Fargo Bank is a Shareholder Servicing Agent (as defined below) and a Selling Agent (as defined below). See "The Fund and Management" and "Management and Servicing Fees."

Q. HOW DO I INVEST?

A. You may invest by purchasing Fund shares at net asset value. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Fund." For more details, contact Stephens (the Fund's sponsor and distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q. HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income are declared quarterly and automatically reinvested in additional Fund shares at net asset value without a sales charge unless you elect to receive dividends in cash. Any capital gains will be distributed at least annually in the same manner. See "Dividends" and "Additional Shareholder Services."

                                       1                              PROSPECTUS

Q. HOW MAY I REDEEM SHARES?

A. You may redeem your shares, without charge by the Fund by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan, on any day the New York Stock Exchange is open. See "How To Redeem Shares." For more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A. An investment in the Fund is not insured against loss of principal. When the value of the securities that the Fund owns declines, so does the value of your Fund shares. Therefore, you should be prepared to accept some risk with the money you invest in the Fund. The portfolio equity securities of the Fund are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As with all mutual funds, there can be no assurance that the Fund will achieve its investment objective. Investors should be prepared to accept that risk, as well as the risk that these Funds could underperform the Standard & Poor's 500 Composite Stock Price Index over the long-term and/or the short-term.

PROSPECTUS                             2

                            SUMMARY OF FUND EXPENSES

  This expense summary is a standard format required for all mutual funds to help you understand the various costs and expenses you will bear directly or indirectly as a Fund shareholder. As shown below, you are not charged sales charges, redemption fees or exchange fees. You should consider this expense information together with the important information in this prospectus, including the Fund's investment objective and policies.

                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed
    on Purchases (as a percentage
    of offering price)................................................   None
Sales Charge Imposed on
    Reinvested Dividends..............................................   None
Sales Charge Imposed on
    Redemptions*......................................................   None
Exchange Fees.........................................................   None

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fee...............................................             0.50%
Rule 12b-1 Fee...............................................             0.05%
Total Other Expenses(1):
    Shareholder Servicing Fee**..............................   0.30%
    Administrative Fee.......................................   0.03%
    Other Expenses(1)........................................   0.09%
                                                               ------
                                                                          0.42%
                                                                         ------
TOTAL FUND OPERATING
    EXPENSES(1)..............................................             0.97%

-------------------------------

  (1) After any waivers or reimbursements.
    * The Company reserves the right to impose a charge for wiring redemption proceeds.
   ** The Fund understands that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services.

                                       3                              PROSPECTUS

EXAMPLE OF EXPENSES

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------
You would pay the following expenses
  on a $1,000
investment in the Fund, assuming a 5%
annual return
and redemption at the end of each
time period indicated:...............      $ 10       $31        $54        $119

                             EXPLANATION OF TABLES

  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. There are no shareholder transaction expenses. However, the Company reserves the right to impose a charge for wiring redemption proceeds.

  ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal year reflecting voluntary fee waivers and expense reimbursements. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of their respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens at their sole discretion, may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Funds. Any waivers or reimbursements would reduce the Fund's total expenses. There can be no assurances that waivers or reimbursements will continue. Absent waivers or reimbursements, the percentages shown above under "Total Other Expenses" and "Total Fund Operating Expenses" would be 0.45% and 1.00%, respectively. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see the prospectus sections captioned "Investing in the Fund - How To Buy Shares" and "Management and Servicing Fees."

  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over a period of one, three, five and ten years, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected Fund performance. In addition, the example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

PROSPECTUS                             4

                              FINANCIAL HIGHLIGHTS

   The following information, for each of the five years in the period ending December 31, 1994, has been derived from the Financial Highlights in the Fund's 1994 annual financial statements. The financial statements are included in the Fund's SAI. Except for periods ending prior to January 1, 1992, which were audited by other auditors whose report dated February 19, 1992, expressed an unqualified opinion on this information, the financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 17, 1995 also is included in the SAI. This information should be read in conjunction with the Fund's 1994 annual financial statements and notes thereto. The SAI has been incorporated by reference into this Prospectus.

                              CORPORATE STOCK FUND
                            FOR A SHARE OUTSTANDING

                                                YEAR      YEAR      YEAR      YEAR      YEAR
                                               ENDED     ENDED     ENDED     ENDED     ENDED
                                              DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                                                1994      1993      1992     1991*     1990*
                                              --------  --------  --------  --------  --------
Net asset value, beginning of period..........   $33.00   $31.40    $30.38    $23.60    $24.57
Income from investment operations:
Net investment income.........................     0.63     0.59      0.62      0.62      0.64
Net realized and unrealized capital
 gains/(losses) on investments................    (0.50)    2.19      1.35      6.16     (1.61)
Total from investment operations..............     0.13     2.78      1.97      6.78     (0.97)
Less distributions:
Dividends from net investment income..........    (0.63)   (0.59)    (0.62)     0.00      0.00
Distributions from net realized capital
 gains........................................    (1.08)   (0.59)    (0.33)     0.00      0.00
Total distributions...........................    (1.71)   (1.18)    (0.95)     0.00      0.00
Net asset value, end of period................   $31.42   $33.00    $31.40    $30.38    $23.60
Total return (not annualized)**...............     0.42%    8.91%     6.59%    28.72%    (3.95)%
Ratios/supplemental data:
Net assets, end of period (000)............... $236,265 $258,327  $230,457  $204,926  $151,742
Number of shares outstanding, end of period
 (000)........................................    7,520    7,827     7,340     6,745     6,429
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(1)....     0.97%    0.97%     0.93%     0.97%     0.97%
Ratio of net investment income to average net
 assets(2)....................................     1.92%    1.81%     2.05%     2.30%     2.71%
Portfolio turnover............................        7%       5%        4%        4%        6%
------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses..................................     1.00%    0.99%     1.00%      N/A       N/A
(2) Ratio of net investment income to average
    net assets prior to waived fees and
    reimbursed expenses.......................     1.89%    1.79%     1.98%      N/A       N/A
---------------
 + The Fund commenced operations on January 25, 1984.
 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund ("IRA Fund") of the Wells Fargo
   Investment Trust for Retirement Programs ("Trust") which was reorganized into the Corporate
   Stock Fund on January 1, 1992.
** Total returns do not include any sales charges.

                                       5                              PROSPECTUS

                              CORPORATE STOCK FUND
                            FOR A SHARE OUTSTANDING

                                               YEAR       YEAR       YEAR       YEAR       YEAR
                                              ENDED      ENDED      ENDED      ENDED      ENDED
                                             DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                              1989*      1988*      1987*      1986*      1985*+
                                             --------   --------   --------   --------   --------
Net asset value, beginning of period.......    $18.93     $16.44     $15.93    $13.65     $10.56
Income from investment operations:
Net investment income......................      0.60       0.57       0.45      0.43       0.36
Net realized and unrealized capital
 gains/(losses) on investments.............      5.04       1.92       0.06      1.85       2.73
Total from investment operations...........      5.64       2.49       0.51      2.28       3.09
Less distributions:
Dividends from net investment income.......      0.00       0.00       0.00      0.00       0.00
Distributions from net realized capital
 gains.....................................      0.00       0.00       0.00      0.00       0.00
Total distributions........................      0.00       0.00       0.00      0.00       0.00
Net asset value, end of period.............    $24.57     $18.93     $16.44    $15.93     $13.65
Total return (not annualized)**............     29.79%     15.15%      3.20%    16.70%     29.26%
Ratios/supplemental data:
Net assets, end of period (000)............  $153,126   $115,119   $119,155   $33,667     $5,606
Number of shares outstanding, end of period
 (000).....................................     6,233      6,081      7,246     2,114        411
Ratios to average net assets (annualized):
Ratio of expenses to average net
 assets(1).................................      1.04%      1.02%      1.05%     1.02%      1.59%
Ratio of net investment income to average
 net assets(2).............................      2.69%      3.17%      2.43%     2.75%      2.96%
Portfolio turnover.........................         6%         3%        12%       15%        21%
--------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses...............................       N/A        N/A        N/A       N/A        N/A
(2) Ratio of net investment income to
    average net assets prior to waived fees
    and reimbursed expenses................       N/A        N/A        N/A       N/A        N/A
---------------
 + The Fund commenced operations on January 25, 1984.
 * The financial information for the fiscal periods prior to, and including, 1991 is based on the financial information for the Corporate Stock Fund ("IRA Fund") of the Wells Fargo Investment
   Trust for Retirement Programs ("Trust") which was reorganized into the Corporate Stock Fund on
   January 1, 1992.
** Total returns do not include any sales charges.

PROSPECTUS                             6

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to approximate to the extent practicable the total rate of return of substantially all the common stocks comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").* This investment objective is fundamental and cannot be changed without shareholder approval. As with all mutual funds, there can be no assurance that the Fund, which is a diversified portfolio, will achieve its investment objective. Because the Fund invests in a number of different companies, its investments are broadly "diversified" thereby tending to reduce the effects of a few poorly performing companies on the overall portfolio.

  Index funds, such as the Fund, seek to create, to the extent feasible, a portfolio which substantially replicates the total return of the securities comprising the applicable index, taking into consideration redemptions, sales of additional shares and other adjustments described below. Index funds are not managed through traditional methods of fund management, which typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. Therefore, brokerage costs, transfer taxes and certain other transaction costs for index funds may be lower than those incurred by non-index, traditionally managed funds. Precise replication of the holdings of the Fund and the capitalization weighting of the securities in the S&P 500 Index is not feasible, but the Fund seeks correlation between the price and total return performance of securities comprising the S&P Index and the investment results of the Fund. The Fund will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. There can be no assurance that the Fund will achieve this correlation.

  The Fund may invest some of its assets in high-quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are made on an ongoing basis to provide liquidity and, to a greater extent on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of Fund shares or because of unusual market conditions which limit the Fund's ability to invest

---------------

  * The S&P 500 Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are
    trademarks of McGraw-Hill, Inc. The Corporate Stock Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                       7                              PROSPECTUS
effectively its assets in accordance with its investment strategies. In addition, the Fund may engage in securities lending to increase its income. A more complete description of the Fund's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the SAI.

INVESTMENT RISKS

  The Fund's portfolio is subject to equity market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

PERFORMANCE

  The Fund's performance may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance.

  The yield of the shares of the Corporate Stock Fund is calculated by dividing the Fund's net investment income per share earned during a specified period (which is identified in the advertisement) by the public offering price per share (which includes the maximum sales charge) on the last day of such period and annualizing the result. In addition to presenting a standardized yield, at times, the Fund also may present nonstandardized yields, total returns and distribution rates for purposes of sales literature. For example, the performance figures may be calculated on the basis of an investment in the Fund at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid (see "Investing in the Fund - How To Buy Shares").

  Standardized and nonstandardized total return figures for a Fund also may be presented. Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in the Fund and assumes that all the dividends and capital gain distributions attributable to the Fund are reinvested at net asset value in such Fund. Standardized average annual total return is calculated assuming you have paid the maximum sales charge on your hypothetical investment. Nonstandardized total return may be calculated assuming no sales charge or a reduced sales charge was paid on such investment.

  Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained free of charge by calling the Company at 800-222-8222.

PROSPECTUS                             8

                            THE FUND AND MANAGEMENT

  The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991, and currently offers shares of ten other series--the Asset Allocation Fund, the California Tax-Free Bond Fund, the California Tax-Free Income Fund, the California Tax-Free Money Market Mutual Fund, the Diversified Income Fund, the Ginnie Mae Fund, the Growth and Income Fund, the Money Market Mutual Fund, the Short-Intermediate U.S. Government Income Fund and the U.S. Government Allocation Fund. The Board of Directors of the Company supervises the Fund's activities and monitors its contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objective or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series, unless otherwise required by law (such as when the voting matter affects only one series). As a shareholder of the Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

  Wells Fargo Bank is the Fund's investment adviser and transfer and dividend disbursing agent. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Fund and a Selling Agent under a Selling Agreement with the Fund's distributor. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of June 30, 1995, Wells Fargo Bank provided investment advisory services for approximately $28 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, various divisions and affiliates of Wells Fargo Bank (including WFNIA) provided investment advisory services for approximately $211 billion of assets of individuals, trusts, estates and institutions. As of June 30, 1995, WFNIA managed or advised over $183 billion in assets. Wells Fargo Bank also serves as the investment adviser to the other separately managed series of the Company, and to six other registered, open-end, management investment companies, each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94163.

  WFNIA, located at 45 Fremont Street, San Francisco, California 94105, is a sub-adviser to the Fund, and its subsidiary serves as the Fund's custodian. WFNIA is a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd., a Japanese investment firm. WFNIA also serves as the sub-adviser to some of the other separately managed series of the Company, and as investment adviser to other registered open-end management investment companies.

                                       9                              PROSPECTUS

  On June 21, 1995, Wells Fargo & Co. and The Nikko Securities Co., Ltd. signed a definitive agreement to sell their joint venture interest in Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays PLC of the U.K. The sale, which is subject to the approval of appropriate regulatory authorities, is expected to close in the fourth quarter of 1995.

  Barclays is the largest clearing Bank in the U.K., with $259 billion in total assets. Barclays has announced its intention to combine WFNIA with the quantitative group of BZW Asset Management ("BZWAM"), its international asset management arm. BZWAM is the largest quantitative fund manager in Europe, with approximately $32 billion of quantitative funds under management, as of March 31, 1995. The BZW Division of Barclays, of which BZWAM forms a part, is the investment banking arm of Barclays and offers a full range of investment banking, capital markets and asset management services.

  Under the Investment Company Act of 1940, this proposed change of control of WFNIA would result in assignment and termination of the current Sub-Investment Advisory Agreement between WFNIA, Wells Fargo Bank and the Fund. Subject to the approval of the Company's Board of Directors, it is contemplated that a special meeting of shareholders of the Fund will be convened to consider a new Sub-Investment Advisory Agreement with WFNIA, which will become effective only upon the change of control of WFNIA. It is not anticipated that the proposed change of control will change the investment objective or overall investment strategy of the Fund.

  Stephens is the Fund's sponsor and administrator, and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

PROSPECTUS                             10

                             INVESTING IN THE FUND

OPENING AN ACCOUNT

  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same).

  Call the telephone number on your confirmation statement to obtain information about what is required to change registration.

  If you wish to invest in the Fund through a tax-deferred retirement plan please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request by you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

SHARE VALUE

  The value of each Fund share is its "net asset value," or NAV. The NAV is computed by adding the value of the Fund's portfolio investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. NAV is expected to fluctuate daily.

  The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the Fund's NAV each Business Day as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Fund's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the

                                       11                             PROSPECTUS

Company's Board of Directors. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

  Fund shares are offered continuously at the NAV next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent will not be due from the Selling Agent until the settlement date. The settlement date normally is three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for Fund shares will be invested in full and fractional shares at the applicable offering price. If shares are purchased by a check which doesn't clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Fund may hold payment on any redemption until reasonably satisfied that your investments made by check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.

  The minimum initial investment is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-sheltered retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"), and $1,000 by all other methods or for all other investors. All subsequent investments must be at least $100. If you have questions regarding purchases of shares, please contact the Company at 800-222-8222 or a Shareholder Servicing Agent or Selling Agent.

PROSPECTUS                             12

  You may buy Fund shares on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

  If you wish to purchase Fund shares by wire, please follow the instructions set forth below.

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Corporate Stock Fund)
   Account Name(s): (name(s) in which to be registered)
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at NAV next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

  If you wish to purchase Fund shares by mail, please follow the instructions set forth below.

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Funds (Corporate Stock Fund)," to the address above.

3. Share purchases are effected at the NAV next determined after the Account Application is received and accepted.

                                       13                             PROSPECTUS

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified shares of the designated Fund on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your AutoSaver Plan purchases or to process your request to change the day on which the AutoSaver purchase is processed. There are no separate fees charged to you by the Fund for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent (such as Wells Fargo Bank) or a Selling Agent for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250.

  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an Individual Retirement Account ("IRA"), up to specified limits. Investment earnings in the IRA will be tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

PROSPECTUS                             14

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions". In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the SAI.

  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Fund's Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above

                                       15                             PROSPECTUS
for initial purchases, or by mail with a check payable to "Stagecoach Funds (Corporate Stock Fund)" to the address set forth in "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for Fund shares through a broker/dealer or financial institution which has entered into a Selling Agreement with Stephens, as the Fund's Distributor ("Selling Agent"). If your order is placed by the close of the NYSE, the purchase order generally will be executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order will be executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Fund. Because payment for Fund shares will not be due until settlement date, the Selling Agent might benefit from temporary use of your payment. A Selling Agent which is a financial institution may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Fund shares may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

STATEMENTS AND REPORTS

  The Fund, or a Shareholder Servicing Agent on its behalf, will typically send you a statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

PROSPECTUS                             16

                                   DIVIDENDS

  The Fund intends to declare a quarterly dividend of substantially all of its net investment income. The Fund will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder
Services - Dividend and Distribution Options."

  Dividends and capital gain distributions will have the effect of reducing the Fund's NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your Fund shares on any Business Day without any charge by the Fund. Your shares will be redeemed at the next NAV calculated after the Fund has received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Fund ordinarily will remit redemption proceeds within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of the Fund. In addition, the Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Fund's current intention, the Fund may make payment of redemption proceeds in securities, if conditions warrant subject to regulation by some state securities commissions. In addition, the Fund reserves the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Fund reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of Fund shares after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to an amount equal to or greater than the

                                       17                             PROSPECTUS
applicable minimum balance. For a discussion of applicable minimum balance requirements. (see "Investing in the Funds -- How to Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

  You may redeem all or a portion of your Fund shares by mail. If you wish to do so, please observe the following.

1. Write a letter of instruction. Indicate the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or tax identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than you at your address of record or your designated Approved Bank account, or other unusual circumstances exist which cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

5. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Fund - Initial Purchases By Wire."

PROSPECTUS                             18

Unless other instructions are given in proper form, a check for your redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Fund - Initial Purchases by Wire."

  Upon request, proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight

                                       19                             PROSPECTUS
mail to implement an expedited redemption. The Fund reserves the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Fund for participating in the Systematic Withdrawal Plan.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order will be executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order will be executed at NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Fund.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through a Selling Agent will be credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

PROSPECTUS                             20

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of Fund shares through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value of $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order will be executed at NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order will be executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Fund.

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by you through your Shareholder Servicing Agent will be credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the proceeds will be mailed to your address of record or, if such address is no longer valid, the proceeds will be credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Fund offers you three dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the dividend and distribution options listed below. If you have questions about the dividend and distribution options available to you, please call 800-222-8222.

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional Fund shares. Dividends and distributions declared in a month generally is reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account

                                       21                             PROSPECTUS

Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Fund's dividend disbursing agent on your behalf.

  C. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Fund's dividend disbursing agent on your behalf.

  The Company forwards monies to the dividend disbursing agent so that it may issue you dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such monies until these checks clear.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence in order to respond to changes in your investment and savings goals or in market conditions. Shares of the Corporate Stock Fund may be exchanged for Class A Shares of one of the Company's multi-class funds, for Retail Shares of another fund or for shares of any of the Company's single-class funds. Before you make an exchange from the Fund into another fund of the Stagecoach Family of Funds, please observe the following:

   - Obtain and carefully read the prospectus of the fund into which you want to exchange.

   - If you exchange into another fund with a sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

   - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

   - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

   - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company ordinarily must notify you 60 days before it modifies or discontinues the exchange privilege.

PROSPECTUS                             22

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Fund - Initial Purchases by Wire" or call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How To Redeem Shares - Expedited Redemptions by Letter and Telephone."

                         MANAGEMENT AND SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Fund's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Board of Directors with periodic reports on the Fund's investment strategy and performance. For these services, Wells Fargo Bank is entitled to a monthly advisory fee at the annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, 0.40% of the next $250 million, and 0.30% of the Fund's average daily net assets in excess of $500 million. Out of its fee from the Fund, Wells Fargo Bank pays WFNIA for its sub-advisory services an annual fee equal to $40,000 plus .08% of the average daily net assets of the Fund. From time to time, Wells Fargo Bank may waive its fees in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's total return. From time to time, the Fund, consistent with its investment objectives, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship. For the year ended December 31, 1994, the Company paid 0.50% of the average daily net assets of the Fund to Wells Fargo Bank for its services as investment adviser to the Fund.

  Pursuant to the Sub-Advisory Agreement, Wells Fargo Bank has delegated certain advisory responsibilities to WFNIA. Nevertheless, Wells Fargo Bank has retained continuing and exclusive authority over the management of the Fund, and the investment and disposition of the Fund's assets, and Wells Fargo Bank may reject any investment recommendations or decisions for the Fund if Wells Fargo Bank determines that such recommendations or decisions are not consistent with the best interests of the Fund. For the year ended December 31, 1994, Wells Fargo Bank paid 0.096% of the average daily net assets of the Fund to WFNIA for its services as sub-adviser to the Fund.

                                       23                             PROSPECTUS

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  WFITC serves as the Fund's custodian. WFITC, located at 45 Fremont Street, San Francisco, California 94105, is a special purpose trust company that is owned 99.9% by WFNIA and 0.1% by Wells Fargo & Company.

  Wells Fargo Bank also serves as the Fund's transfer and dividend disbursing agent. Wells Fargo Bank performs the transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

SHAREHOLDER SERVICING AGENT

  The Fund has entered into a Shareholder Servicing Agreement with Wells Fargo Bank, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) as agents for their customers, will, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Fund or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by the Shareholder Servicing Agent. In no event will the fees, as calculated on an annualized basis for the Fund's then current fiscal year, exceed the lesser of (1) .0.30% of the average daily net assets of the Fund, represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or, (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules including the Rules of Fair Practice of the NASD. In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the Fund's average net asset value.

PROSPECTUS                             24

  A Shareholder Servicing Agent may impose certain conditions on its customers, subject to the terms of this prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent will be required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct the Fund's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets. From time to time, Stephens may waive its fees from the Fund in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on the Fund's yield and total return.

  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens is responsible for distributing Fund shares. The Company also has adopted a Distribution Plan on behalf of the Fund under the SEC's Rule 12b-1 (the "Plan"). Under the Plan, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective Fund shareholders by paying on an annual basis up to 0.05% of the Fund's average daily net assets. The Plan provides only for the reimbursement of actual expenses. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its shares, and may enter into Selling Agreements with Selling Agents that wish to make Fund shares available to their respective customers. The Fund may participate in joint distribution activities with any of the other funds of the Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another fund of the Company. Generally, the expenses attributable to joint distribution activities will be allocated among the Fund and the other funds of the Company in proportion to their relative net asset sizes, although the Company's Board of Directors may allocate such expenses in any other manner that it deems fair and equitable. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or

                                       25                             PROSPECTUS
other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

  In addition, the Plan also contemplates that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plan, subject to any limits under applicable law, regulations or rules, including the NASD rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's yield and total return. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of its independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

                                     TAXES

  By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from the investment income (including net short-term capital gains, if any) declared and paid by the Fund will be taxable as ordinary income to Fund shareholders. Whether you take dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. However, you may be eligible to defer the taxation of dividend and capital gain distributions on Fund shares which are held under a qualified tax-deferred retirement plan. See "Investing in the Fund - Tax-Deferred Retirement Plans" above. The Fund

PROSPECTUS                             26
intends to pay out substantially all its net investment income and net realized capital gains (if any) for each year. Corporate shareholders of the Fund will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Fund to the extent the Fund's income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold Fund shares paying the dividends upon which a dividend-received deduction is based for at least 46 days.

  The Fund, or your Shareholder Servicing Agent on its behalf, will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal recordkeeping. The Company is required by federal law to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund, if a shareholder has not complied with IRS regulations or if a correct Taxpayer Identification Number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Taxes - Foreign Shareholders" in the SAI.

  Further federal tax considerations are discussed in the SAI. All investors should consult their individual tax advisers with respect to their particular tax situations.

                                       27                             PROSPECTUS

                             PROSPECTUS APPENDIX -
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  The Fund's investment objective requires that its portfolio replicate, to the extent practicable, the total rate of return of the stocks comprising the S&P 500 Index.

  There are 500 common stocks, including Wells Fargo & Co. stock, which make up the S&P 500 Index. As of March 31, 1995, those stocks represented approximately 71% of the total market value of all publicly traded common stocks in the United States. S&P occasionally makes changes in the S&P 500 Index based on its criteria for inclusion of stocks in the S&P 500 Index. The S&P 500 Index is market-capitalization-weighted so that each stock in the S&P 500 Index represents its proportion of the total market value of all stocks in the S&P 500 Index.

  In making its stock investments, the policy of the Fund is to invest its assets in substantially the same stocks, and in substantially the same percentages, as the S&P 500 Index, including Wells Fargo & Co. stock. The Fund may avoid investments in, or dispose of stocks of, companies that have become bankrupt or that otherwise exhibit extreme financial distress.

  Temporary Money Market Investments

  The Fund may have temporary cash balances on account of new purchases, dividends, interest and reserves for redemptions, which will generally be less than 5% of the Fund's portfolio, and which the Fund may invest in the following high-quality money market instruments: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the

                                      A-1                             PROSPECTUS

United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

  U.S. Government Obligations

  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations, such as mortgage-backed securities, are subject to fluctuations in yield or value due to their structure or contract terms.

  Short-Term Corporate Debt Instruments

  The Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

  The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement.

PROSPECTUS                            A-2

The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

  Floating- and Variable-Rate Instruments

  Certain of the debt instruments that the Fund may purchase bear interest at rates that are not fixed, but vary with, for example, changes in specified market rates or indices or specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such obligations purchased from banks. Wells Fargo Bank or WFNIA as appropriate, will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events affecting the ability of the issuer of a demand instrument to make payment when due may occur between the date the Fund elects to demand payment and the date payment is due. Such events may affect the ability of the issuer of the instrument to make payment when due, thereby affecting the Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid provided that an active secondary market exists.

  Repurchase Agreements

  The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other obligations that are permissible investments for the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than one year. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited. The Fund only will enter into repurchase agreements with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors and that are not affiliated with the Fund's investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Foreign Obligations

  The Fund may invest up to 25% or more of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations

                                      A-3                             PROSPECTUS
involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  Loans of Portfolio Securities

  The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt instruments equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund, if permitted by law, will dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the investment adviser, or the Distributor.

INVESTMENT POLICIES

  The Fund's investment objective, as set forth in the first paragraph of the "How The Fund Works - Investment Objectives and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder

PROSPECTUS                            A-4
approval. If the Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  In addition, as matters of fundamental policy, the Fund may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund is permitted to concentrate its assets in any one industry for the same period as does the S&P 500 Index and except that the Fund may invest 25% or more of its assets in U.S. Government obligations. With respect to Fundamental Policy (ii) above, the Fund presently does not intend to put at risk more than 5% of its assets during the coming year. With respect to Fundamental Policy (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer.

  As a matter of non-fundamental policy, the Fund may not invest more than 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days or other illiquid securities.

                                      A-5                             PROSPECTUS

                       THIS PAGE INTENTIONALLY LEFT BLANK

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

SUB-INVESTMENT ADVISER

Wells Fargo Nikko Investment Advisors
45 Fremont Street
San Francisco, California 94105

CUSTODIAN

Wells Fargo Institutional Trust
Company, N.A.
45 Fremont Street
San Francisco, California 94105

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Fund, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                              SC 1024 (1/96)
Printed on Recycled Paper